EXHIBIT 10.4

                            SECOND ADDENDUM TO LEASE

      This Second Addendum to Lease is made of November 23, 1994 by DOUGLAS EMMETT JOINT VENTURE, a California general partnership ("Landlord"), and UNITED RESTAURANTS, INC., a Delaware corporation ("Tenant"). Landlord and Tenant agree to and acknowledge the following matters:

      A. Landlord and Tenant have entered into that certain Lease dated as of July 1, 1994 (the "Lease"), covering certain office space commonly known as Suite R-01 in the Building located at 301 North Canon Drive, City of Beverly Hills, California, as more particularly described in the Lease.

      B. All terms defined in the Lease shall have the same meaning when used in this Second Addendum to Lease.

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

      1. TERM. The Term Commencement Date of the Lease (as defined in the Lease) is November 1, 1994.

      2. REAFFIRMATION. Except as herein modified or amended, the parties hereto ratify and affirm all of the remaining obligations of the parties under the Lease.

LANDLORD:                                          TENANT:

DOUGLAS EMMETT JOINT VENTURE,                      UNITED RESTAURANTS, INC.,
a California general partnership                   a Delaware corporation

By: DOUGLAS, EMMETT & COMPANY,
    its agent                                      By: /s/ Harry Shuster
                                                       -------------------------
                                                       Its: President
By: /s/ Kenneth M. Panzer
    ----------------------
    Kenneth M. Panzer                              By:
                                                       -------------------------
                                                       Its:
Dated: 12/12/94
       -------------------                         Dated:
                                                          ----------------------